Scudder
Managed
Municipal
Bonds

Semiannual Report
June 30, 1997

Pure No-Load(TM) Funds


Offers opportunity for tax-free income by investing primarily in high-grade, long-term municipal securities.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER           (logo)

                                    In Brief

o Scudder Managed Municipal Bonds' 30-day net annualized SEC yield was 4.66% as of June 30, 1997. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 7.28% and 7.72%, respectively.

o The Fund received four stars from Morningstar, reflecting an "above-average" rating for risk-adjusted performance through June 30, 1997.*

o For one-, three-, five-, and ten-year periods, the Fund placed in the top quartile of total return performance among similar municipal bond funds as tracked by Lipper Analytical Services. Please see page 6 for additional Lipper performance information.



* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. 10% received five stars, 22.5% received four stars, 35% three stars, 22.5% two stars, and the bottom 10% one star. The Fund received five stars for three-year performance and four stars for five-year performance among 1,315 and 640 municipal funds, respectively. Past performance is no guarantee of future returns.



                                Table of Contents

   2  In Brief                            19  Financial Statements
   3  Letter from the Fund's President    22  Financial Highlights
   4  Performance Update                  23  Notes to Financial Statements
   5  Portfolio Summary                   28  Officers and Trustees
   6  Portfolio Management Discussion     29  Investment Products and Services
   9  Investment Portfolio                30  Scudder Solutions


                      2 - Scudder Managed Municipal Bonds

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Managed Municipal Bonds' performance over its most recent semiannual period ended June 30, 1997. In addition to the Fund's four-star Morningstar rating as of June 30 (see "In Brief" on page 2), the Fund placed in the top quartile of similar tax free funds tracked by Lipper for total return performance over one-, three-, five-, and ten-year periods. The Fund posted a 4.66% 30-day net annualized SEC yield as of June 30, which is equivalent to a taxable yield of 7.72% for investors in the top federal tax bracket. As outlined in the discussion that follows, during the first six months of its fiscal year the Fund has continued to focus on longer-term noncallable bonds and high overall portfolio quality in pursuit of high after-tax yields and favorable total returns. Please read the discussion beginning on page 6 for more information.

     For those of you who wish to keep abreast of new products and services, we would like to take this opportunity to tell you about a recent addition to Scudder's family of funds -- Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a relatively conservative approach to international investing may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
For a complete listing of Scudder's mutual fund offerings, see page 29.

     If you have any questions regarding Scudder Managed Municipal Bonds or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Or visit Scudder's Website at http://funds.scudder.com.

     Sincerely,

     /s/David S. Lee

     David S. Lee
     President,
     Scudder Managed Municipal Bonds

                      3 - Scudder Managed Municipal Bonds

PERFORMANCE UPDATE as of June 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                            Total Return
Period          Growth     --------------
Ended             of                Average
6/30/97        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER MANAGED MUNICIPAL BONDS
--------------------------------------------
1 Year         $ 10,868       8.68%    8.68%
5 Year         $ 14,023      40.23%    7.00%
10 Year        $ 22,281     122.81%    8.34%

--------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------------
1 Year         $ 10,827       8.27%    8.27%
5 Year         $ 14,091      40.91%    7.10%
10 Year        $ 21,945     119.45%    8.17%
--------------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER MANAGED MUNICIPAL BONDS
Year            Amount
----------------------
'87            $10,000
'88            $10,795
'89            $12,296
'90            $12,950
'91            $14,132
'92            $15,889
'93            $17,965
'94            $17,822
'95            $19,263
'96            $20,502
'97            $22,281

LEHMAN BROTHERS MUNICIPAL
BOND INDEX
Year            Amount
----------------------
'87            $10,000
'88            $10,741
'89            $11,964
'90            $12,780
'91            $13,931
'92            $15,573
'93            $17,436
'94            $17,466
'95            $19,006
'96            $20,268
'97            $21,945

Lehman Brothers Municipal Bond Index is an unmanaged market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                      1988    1989     1990     1991     1992     1993     1994     1995     1996     1997
                   -----------------------------------------------------------------------------------------
NET ASSET VALUE...  $  8.41  $  8.82  $  8.36  $  8.47  $  8.86  $ 9.17  $ 8.35  $  8.52  $  8.61  $  8.88
INCOME DIVIDENDS..  $   .61  $   .60  $   .57  $   .54  $   .47  $  .50  $  .46  $   .48  $   .45  $   .46
CAPITAL GAINS
& OTHER
DISTRIBUTIONS.....  $   .05  $   .12  $   .33  $   .09  $   .12  $   .29 $  .31  $     -  $     -  $   .01
FUND TOTAL
RETURN (%)........     7.95    13.90     5.32     9.13    12.43    13.06   -.80     8.09     6.43     8.68
INDEX TOTAL
RETURN (%)........     7.42    11.39     6.81     9.01    11.77    11.96    .20     8.82     6.64     8.27

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                       4 - Scudder Managed Municipal Bonds

PORTFOLIO SUMMARY as of June 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Electric Utility Revenue                 23%
Core Cities/Lease                        13%
Hospital/Health                           9%
Water/Sewer Revenue                       8%
State General Obligation                  6%
Higher Education                          6%
Toll Revenue/Transportation               6%
Other General Obligation/Lease            5%
Housing Finance Authority                 5%
Miscellaneous Municipal                  19%
--------------------------------------------
                                        100%
--------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund is broadly diversified,
with securities issued in 31 states
plus the District of Columbia.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
Cash Equivalents                          2%
AAA                                      59%
AA                                        9%
A                                        19%
BBB                                      10%
Not Rated                                 1%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Overall credit quality remains
high, with 70% of Fund assets
rated AAA, AA, or the equivalent.
--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                          3%
1 - 5                                    10%
5 - 10                                   41%
10 - 20                                  39%
Greater than 20 years                     7%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average effective maturity: 10.2 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Throughout the period, we
maintained an average effective
maturity comparable to the
Fund's competitive universe.


For more complete details about the Fund's investment portfolio, see page 9.


                       5 - Scudder Managed Municipal Bonds

                         Portfolio Management Discussion
Dear Shareholders,

During its most recent semiannual period Scudder Managed Municipal Bonds, and the bond market in general, benefited from an economic environment that seemed to be the best of both worlds -- a healthy U.S. economy accompanied by low to declining inflation. Though the wary bond market's response to this good news was significantly more modest than that of the stock market, most bonds recorded price increases. The Fund posted a 3.13% total return for the six months ended June 30, 1997, based on a $0.04 increase in the Fund's net asset value to $8.88, plus income distributions of $0.23 per share and short-term capital gain distributions of $0.01 per share over the six-month period. The Fund's return outpaced the 2.95% average total return of 238 similar funds over the same period as measured by Lipper Analytical Services, Inc. As shown in the accompanying chart, the Fund's average annual total returns place it in the top quartile of its peer group for one-, three-, five-, and 10-year periods. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

Scudder Managed Municipal Bonds provided a 30-day net annualized SEC yield of 4.66% as of June 30, equivalent to fully taxable yields of 7.28% and 7.72%, respectively, for investors in the 36% and 39.6% tax brackets.



       ---------------------------------------------------------------
       Competitive Total Return
       (Total returns for periods ended June 30, 1997)
       ---------------------------------------------------------------

                   Scudder
                   Managed   Lipper              Number
                  Municipal  average               of
                    Bonds    annual               Funds    Percentile
          Period    return   return      Rank    tracked    Ranking
       ----------------------------------------------------------------
        Six months   3.13%    2.95%       66  of   238      Top 28%

        1 year       8.68%    7.81%       40  of   226      Top 18%

        3 years*     7.73%    7.10%       38  of   176      Top 22%

        5 years*     7.00%    6.51%       21  of   107      Top 20%

        10 years*    8.34%    7.76%       11  of    67      Top 16%

       * Average Annual Return

       Past performance does not guarantee future results.


                       Quiescent Inflation Bolsters Bonds

The U.S. economy roared out of the gate during the first quarter of 1997 at a 4.9% annualized rate of GDP growth, understandably sparking fears of renewed inflation among many market participants. It then retreated to a more modest 2.2% rate during the second quarter. All the while inflation not only remained at a low level, but producer prices -- a leading indicator of inflation -- actually fell for six consecutive months from January through June 1997.


                       6 - Scudder Managed Municipal Bonds

Why has inflation been declining recently? We don't believe there is a single reason for the subduing of U.S. inflation but rather a convergence of causes. These include trade deregulation and business globalization, technological advances, declines in defense spending worldwide following the end of the Cold War, and reductions in government spending, especially in the United States and in countries attempting to forge the European Monetary Union.

This economic environment benefited municipal bonds. Yields of 10-year Treasury bonds rose a fraction of a percentage point, and their prices declined -0.50%, while 10-year municipal yields declined one tenth of a percentage point and their prices rose 0.80%. The municipal bond market also benefited from light new issue volume and steady demand from institutional and individual investors.

                       Noncallable Bonds Still a Mainstay

Our fundamental strategy during the Fund's most recent semiannual period was the same as it has been in recent years: to purchase bonds with call protection, ensuring that a significant portion of the Fund's bonds are not retired before maturity. (Generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our emphasis on call protection provides a more reliable income stream than would exist if the Fund's portfolio held a significant proportion of bonds that could be called in before their stated maturities. In addition, we maintained an average effective maturity comparable to the Fund's competitive universe throughout the period. As of June 30, 1997, Scudder Managed Municipal Bonds' average effective maturity was 10.2 years.

Overall, we continue to purchase high-grade, longer-maturity municipal bonds to pursue our primary investment goal: to maximize the Fund's yield while maintaining as much price stability as possible. On June 30, bonds with effective maturities between 10 and 20 years represented 39% of the Fund's portfolio. Bonds in this maturity range offer attractive value -- they provide nearly as much yield as bonds with the longest (30-year) maturities, but with measurably less price volatility.

Diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of June 30, 1997, the Fund held securities issued in 31 states plus the District of Columbia. Lastly, the Fund's credit quality remains high, with 70% of Fund assets rated AAA or AA, or of equivalent quality. Securities are rated by Standard & Poor's, Moody's Investor Service, Fitch Investors Service, or, if unrated, assigned a rating by Scudder. The Portfolio Summary on page 5 provides more information about the Fund's holdings, including quality, maturity, and sector representation.

                               Economic and Market
                                    Prospects

Although we are in the seventh consecutive year of economic growth for the United States, the odds still appear to favor a continuation of that growth, perhaps even at a slightly higher rate. At the same time, the enormous expansion of U.S. consumer credit, among other factors, leaves the U.S. economy little


                       7 - Scudder Managed Municipal Bonds
margin for error. Whether growth continues unabated or is interrupted, we believe inflation will remain at relatively low levels, which is always a positive foundation for the bond market.

Over the remainder of Scudder Managed Municipal Bonds' fiscal year we will maintain our emphasis on longer-maturity noncallable municipal bonds and look to add higher-yielding bonds where opportunities and attractive values present themselves. We expect to continue to maintain a "neutral" average maturity, and to seek high current tax free income and attractive total return for our investors.

Sincerely,

Your Portfolio Management Team

/s/Donald C. Carleton       /s/Philip G. Condon
Donald C. Carleton          Philip G. Condon


                       8 - Scudder Managed Municipal Bonds

              Investment Portfolio as of June 30, 1997 (Unaudited)

                                                                                  Principal         Credit           Market
                                                                                 Amount ($)       Rating (c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 1.4%
------------------------------------------------------------------------------------------------------------------------------
District Of Columbia
District of Columbia, General Fund Recovery Series B-3,
  Variable Rate Demand Note, 4.1%, 6/1/03* ....................................    400,0000          A1+               400,000
Mississippi
Perry County, MS, Pollution Control Revenue, Leaf River
  Forest Products, Daily Demand Note, 4.05%, 3/1/02* ..........................   1,500,000          P1              1,500,000
North Dakota
Grand Forks, ND, Hospital Facilities Revenue, Daily Demand Note,
  4.15%, 12/1/16* .............................................................   1,400,000          MIG1            1,400,000
Ohio
Cuyahoga County, OH, Health & Education, University Hospital of
  Cleveland, Daily Demand Note, 4.2%, 1/1/16* .................................   2,300,000          MIG1            2,300,000
Texas
Harris County, TX, Health Facilities Development Corporate
  Hospital Revenue, 4%, 10/1/17* ..............................................   1,000,000          MIG1            1,000,000
Utah
Intermountain Power Supply Agency, UT, Series 1993, 5.55%, 7/1/11* ............   3,000,000          A               3,003,810
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $9,569,850)                                                             9,603,810
------------------------------------------------------------------------------------------------------------------------------
Long-Term Municipal Investments 98.6%
------------------------------------------------------------------------------------------------------------------------------
Alaska
------------------------------------------------------------------------------------------------------------------------------
North Slope Borough, AK, General Obligation:
  Series B, Zero Coupon, 1/1/03 (d) ...........................................   8,000,000          AAA             6,125,840
  Capital Appreciation:
   Series A, Zero Coupon, 6/30/06 (d) .........................................   7,000,000          AAA             4,425,540
   Series B, Zero Coupon, 6/30/04 (d) .........................................  15,000,000          AAA            10,608,600
   Series B, Zero Coupon, 6/30/05 (d) .........................................  18,200,000          AAA            12,155,235
Arizona
Maricopa County, AZ, School District #28, Kyrene Elementary School,
  Series B, Zero Coupon, 1/1/06 (d) ...........................................   4,905,000          AAA             3,209,783
Arkansas
Arkansas Development Finance Authority, Single Family Mortgage Revenue,
  Series B, 7.7%, 12/1/14 .....................................................   1,815,000          A               1,853,616
California
California General Obligation:
  6.25%, 10/1/07 (d) ..........................................................   4,000,000          AAA             4,468,400

    The accompanying notes are an integral part of the financial statements.


                       9 - Scudder Managed Municipal Bonds

                                                                                  Principal         Credit           Market
                                                                                 Amount ($)       Rating (c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
  6.25%, 4/1/08 (d) ...........................................................   5,000,000          AAA             5,562,950
  6.6%, 2/1/09 (d) ............................................................  15,600,000          AAA            17,803,656
California Housing Finance Agency, Multi-Unit Rental Housing Revenue,
  Series A, 7.7%, 8/1/10 ......................................................   1,000,000          A               1,086,470
California Statewide Community Development Authority, Certificate of
  Participation, Lutheran Homes, 5.5%, 11/15/08 ...............................   2,250,000          A               2,313,113
Foothill Eastern Transportation Corridor Agency, CA, Toll Road
  Revenue, Senior Lien, Series A:
   Step-up coupon, 0% to 1/1/05, 7.05% to 1/1/09 ...............................  5,000,000          BBB             3,346,600
   Step-up coupon, 0% to 1/1/05, 7.1% to 1/1/11 ................................  4,000,000          BBB             2,692,480
   Step-up coupon, 0% to 1/1/05, 7.1% to 1/1/12 ................................  4,000,000          BBB             2,693,200
   Step-up coupon, 0% to 1/1/05, 7.1% to 1/1/14 ................................  6,250,000          BBB             4,165,750
   Zero Coupon, 1/1/15 ........................................................  11,000,000          BBB             3,790,930
Los Angeles County, CA, Certificate of Participation, Disney Parking Project,
  Zero Coupon:
   9/1/07 .....................................................................   4,030,000          A               2,257,606
   9/1/09 .....................................................................   5,425,000          A               2,679,896
Roseville, CA, Unified High School District, General Obligation, Series B,
  Zero Coupon:
   8/1/10 (d) .................................................................   1,830,000          AAA               911,230
   8/1/15 (d) .................................................................   1,000,000          AAA               365,700
San Joaquin, CA, Certificate of Participation, County Public Facilities
   Project, 5.5%, 11/15/13 (d) ................................................   3,895,000          AAA             3,983,611
Colorado
Castle Rock Ranch Colorado Public Improvements Authority Public Facilities
  Revenue, 6.25%, 12/1/17 .....................................................   4,820,000          AA              5,210,372
Colorado Housing Finance Authority Revenue, Series A:
  8.1%, 10/1/05 ...............................................................   2,030,000          AA              2,304,212
  8.15%, 10/1/06 ..............................................................   2,145,000          AA              2,434,318
  8.25%, 10/1/10 (b) ..........................................................   1,940,000          AA              2,181,976
  8.25%, 10/1/11 ..............................................................   1,680,000          AA              1,882,238
  8.25%, 10/1/12 ..............................................................   1,945,000          AA              2,169,784
  Multi-Family Mortgage:
   8.15%, 10/1/07 .............................................................   2,320,000          AA              2,627,238
   8.2%, 10/1/08 ..............................................................   2,510,000          AA              2,841,897
   8.2%, 10/1/09 ..............................................................   2,725,000          AA              3,072,029
Denver, CO, Urban Renewal Authority Tax Incremental Revenue, 7.5%, 9/1/04 .....   1,000,000          SS&C            1,007,040

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder Managed Municipal Bonds

                                                                                  Principal         Credit           Market
                                                                                 Amount ($)       Rating (c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Connecticut
Connecticut Resource Recovery Authority, Series 1996 A, 6.25%, 11/15/06 (d) ...   2,000,000          AAA             2,202,460
District Of Columbia
District of Columbia, Certificate of Participation:
  7.3%, 1/1/13 ................................................................   1,000,000          BB              1,079,990
  Series 1993, 6.875%, 1/1/03 .................................................   2,500,000          BB              2,613,125
District of Columbia, General Obligation:
  Series A, 5.875%, 6/1/05 (d) ................................................   3,300,000          AAA             3,486,780
  Series B, Zero Coupon, 6/1/03 (d) ...........................................   2,000,000          AAA             1,500,820
  Series B3, 5.3%, 6/1/05 (d) .................................................   1,350,000          AAA             1,376,163
  Series B3, 5.5%, 6/1/07 (d) (g) .............................................   1,000,000          AAA             1,028,440
  Series B3, 5.5%, 6/1/08 (d) .................................................   3,225,000          AAA             3,296,595
District of Columbia, Georgetown University, Series A, 7.25%, 4/1/11 ..........   2,965,000          A               3,076,099
Georgia
Burke County, GA, Development Authority, Pollution Control Revenue, Ogelthorpe
  Power Corp., Vogtle Project, 7.7%, 1/1/06 (d) (g) ...........................  11,000,000          AAA            12,933,580
Georgia Municipal Electricity Authority Power Revenue, 6.5%, 1/1/12 (d) .......   3,500,000          AAA             3,932,705
Monroe County, GA, Development Authority, Pollution Control Revenue,
  Ogelthorpe Power Corporation, Scherer Project, 6.7%, 1/1/09 .................   3,255,000          A               3,665,293
Municipal Electric Authority of Georgia, Power Revenue, Series V,
  6.5%, 1/1/12 (d) ............................................................   5,000,000          AAA             5,618,150
Illinois
Central Lake County, IL, Joint Action Water Agency, Refunding Revenue,
  Zero Coupon, 5/1/04 (d) .....................................................   2,445,000          AAA             1,743,285
Chicago, IL, Motor Fuel Tax Revenue, 5.375%, 1/1/14 (d) .......................   5,000,000          AAA             4,975,650
Chicago, IL, General Obligation:
  Emergency Telephone System, 5.6%, 1/1/09 (d) ................................   7,200,000          AAA             7,502,688
  Series 1996-A-2, 6.25%, 1/1/14 (d) ..........................................   3,750,000          AAA             4,108,238
Chicago, IL, General Obligation Lease, Board of Education, Series A,
  6.25%, 1/1/15 (d) ...........................................................   2,725,000          AAA             2,985,129
Chicago, IL, Public Building Commission:
  Building Revenue, Series A, 5.25%, 12/1/08 (d) ..............................   2,655,000          AAA             2,693,630
  Capital Appreciation, ETM, Series 1990 A, Zero Coupon, 1/1/08 (d)** .........   4,000,000          AAA             2,332,920
Chicago, IL, Wastewater Transmission Revenue, 5.375%, 1/1/13 (d) ..............   3,100,000          AAA             3,098,388
Cook County, IL, Community High School District #233:
  Homewood & Flossmor Series 1993B, Zero Coupon, 12/1/11 (d) ..................   1,690,000          AAA               777,231
  Homewood & Flossmor Series 1993B, Zero Coupon, 12/1/12 (d) ..................   1,700,000          AAA               735,284

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder Managed Municipal Bonds

                                                                                  Principal         Credit           Market
                                                                                 Amount ($)       Rating (c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Du-Page, IL, Industrial Development Revenue, Weyerhaeuser Company Project,
  Series 1983, 8.65%, 11/1/08 .................................................   3,600,000          NR              3,669,876
Hoffman Estates, IL, Tax Incremental Revenue, Zero Coupon, 5/15/06 ............   8,500,000          A               5,361,630
Illinois Development Finance Authority Refunding Revenue Commonwealth Edison,
  Series 1994, 5.85%, 1/15/14 (d) .............................................   5,000,000          AAA             5,131,350
Illinois Educational Facilities Authority, Loyola University, Zero Coupon,
  7/1/05 (d) ..................................................................   3,100,000          AAA             2,070,087
Illinois Health Facilities Authority:
  Delnor Community Hospital, 5.5%, 5/15/13 (d) ................................   1,500,000          AAA             1,488,930
  Memorial Medical Center - Springfield, 5.25%, 10/1/09 (d) ...................   1,725,000          AAA             1,718,687
Illinois State Sales Tax Revenue, Series P, 6.5%, 6/15/13 .....................   2,100,000          AAA             2,352,126
Northern Illinois University, Board of Regents, Series 1992, Zero Coupon:
  4/1/05 (d) ..................................................................   1,865,000          AAA             1,261,206
  10/1/05 (d) .................................................................   1,865,000          AAA             1,229,781
  4/1/06 (d) ..................................................................   1,865,000          AAA             1,194,048
  10/1/06 (d) .................................................................   1,865,000          AAA             1,164,021
  4/1/07 (d) ..................................................................   1,865,000          AAA             1,123,998
  10/1/07 (d) .................................................................   1,865,000          AAA             1,095,203
Northwest Suburban Municipal Joint Action Water Agency, IL, ETM, 6.5%,
  5/1/15** ....................................................................   2,000,000          AAA             2,144,180
Oak Lawn, IL, Water and Sewer Revenue, Series A, Zero Coupon:
  10/1/03 (d) .................................................................   1,295,000          AAA               956,202
  10/1/04 (d) .................................................................   1,295,000          AAA               907,704
  10/1/05 (d) .................................................................   1,295,000          AAA               857,368
  10/1/06 (d) .................................................................   1,295,000          AAA               811,913
Rosemont, IL, Zero Coupon:
  Tax Increment, 12/1/04 (d) ..................................................   6,000,000          AAA             4,156,320
  Tax Increment-3, Series C, 12/1/05 (d) ......................................   7,060,000          AAA             4,616,393
State University Retirement System, IL, Special Revenue, Zero Coupon,
  10/1/05 (d) .................................................................   7,000,000          AAA             4,615,800
University of Chicago, IL, Hospital Refunding, 5.5%, 8/15/08 (d) ..............   2,500,000          AAA             2,550,675
Will County, IL, School District #201-U, Crete Monee, Zero Coupon,
  12/15/06 (d) ................................................................   3,725,000          AAA             2,311,325
Winnebago County, IL, School District #122:
  6.55%, 6/1/09 (d) ...........................................................   1,675,000          AAA             1,894,660
  6.55%, 6/1/10 (d) ...........................................................   1,825,000          AAA             2,060,115

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder Managed Municipal Bonds

                                                                                  Principal         Credit           Market
                                                                                 Amount ($)       Rating (c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Indiana
Indiana Health Facilities Finance Authority, Hospital Revenue, Ancilla
  Systems Inc., Series A, 6%, 7/1/18 (d) ......................................   3,965,000          AAA             4,116,027
Indiana Municipal Power Agency, Power Supply System, Series B:
  6%, 1/1/12 (d) (g) ..........................................................   1,750,000          AAA             1,878,398
  5.5%, 1/1/16 (d) (g) ........................................................   8,960,000          AAA             9,001,395
Indiana Transportation Finance Authority, Highway Revenue, Series A, 5.75%,
  6/1/12 (d) ..................................................................   5,000,000          AAA             5,229,750
Rockport, IN, Pollution Control Revenue, Series B, Refunding Bonds,
  7.6%, 3/1/16 ................................................................   4,500,000          BBB             4,881,060
Louisiana
Bastrop, LA, Industrial Development Board Pollution Control Revenue,
  International Paper Co. Project, 6.9%, 3/1/07 ...............................  10,250,000          A              11,166,863
New Orleans, LA, General Obligation, Zero Coupon, 9/1/05 (d) ..................   2,500,000          AAA             1,662,075
Maine
Maine Housing Authority, Mortgage Purchase Revenue, 1987 Series A2,
  7.65%, 11/15/15 .............................................................   1,015,000          AA              1,040,680
Maryland
Northeast Maryland Waste Disposal Authority, Southwest Resource Recovery
  System Revenue:
   6.9%, 1/1/00 (d) ...........................................................   1,595,000          AAA             1,688,914
   7.2%, 1/1/06 (d) ...........................................................   3,440,000          AAA             3,955,381
   7.2%, 1/1/07 (d) ...........................................................   3,390,000          AAA             3,887,618
Massachusetts
Massachusetts Bay Transportation Authority, General Transportation System,
  Series B, 6.2%, 3/1/16 ......................................................   2,500,000          A               2,717,725
Massachusetts College Building Authority Project, Series A:
  7.5%, 5/1/10 ................................................................   4,110,000          A               4,956,742
  7.5%, 5/1/14 ................................................................   3,750,000          A               4,575,600
Massachusetts Health & Educational Facilities Authority, Massachusetts General
  Hospital Series F, 6.25%, 7/1/12 (d) ........................................   3,000,000          AAA             3,292,410
Massachusetts Water Resource Authority:
  Series A, 6.5%, 7/15/09 .....................................................   2,625,000          A               2,932,493
  Series A, 6.5%, 7/15/19 .....................................................  13,445,000          A              15,112,718
  Series C, 6%, 12/1/11 .......................................................  10,000,000          A              10,730,400
Michigan
Michigan State Hospital Finance Authority, Hospital Revenue, Sinai Hospital,
  Series 1995, 6%, 1/1/08 .....................................................   3,000,000          BBB             3,036,810

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder Managed Municipal Bonds

                                                                                  Principal         Credit           Market
                                                                                 Amount ($)       Rating (c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Montana
Montana Board Housing Revenue, Capital Appreciation, Single-Family Revenue,
  Series A, Zero Coupon, 6/1/10 ...............................................   9,990,000          AA              2,417,280
Nevada
Nevada State Housing Division, Single Family Mortgage Revenue, Series R,
  5.95%, 10/1/11 ..............................................................   6,835,000          AA              7,017,631
New Hampshire
New Hampshire Health Facilities Revenue, 6.2%, 1/1/12 .........................   1,085,000          BBB             1,075,799
New Hampshire State Housing Authority, Single Family Revenue, 5.9%, 7/1/19 (f)    2,000,000          AA              2,042,940
New York
Metropolitan Transportation Authority of New York, Transit Facilities Revenue:
  Services Contract, 5.75%, 7/1/13 (d) ........................................   6,775,000          AAA             7,071,339
  Transit Facilities Revenue, 7%, 7/1/02 ......................................   1,595,000          BBB             1,741,086
New York City, General Obligation:
  Series 1995E, 6.6%, 8/1/04 ..................................................   7,500,000          A               8,147,700
  Series 1995E, 6.5%, 2/15/05 .................................................   7,000,000          BBB             7,552,580
  Series 1996G, 6.75%, 2/1/09 .................................................   8,000,000          A               8,848,000
  Series A, 6.375%, 8/1/04 ....................................................   5,000,000          AAA             5,333,250
  Series B, 6.75%, 8/15/03 ....................................................   3,000,000          A               3,268,890
  Series B, 6%, 8/15/04 .......................................................   3,425,000          A               3,600,737
  Series B, 6.1%, 8/15/05 .....................................................   3,510,000          A               3,709,789
  Series H, 7.2%, 8/1/01 (d) ..................................................   2,260,000          AAA             2,469,592
  Series H, 7%, 2/1/05 ........................................................   3,895,000          A               4,198,927
  Prerefunded, 8/1/99, Series 1989D, 7%, 8/1/02 (d) (e) .......................     515,000          AAA               551,611
  Prerefunded, 8/1/99, Series 1989D, 7%, 8/1/02 (d) (e) .......................     125,000          AAA               133,886
  Prerefunded, 8/1/99, Series 1989D, 7%, 8/1/02 (e) ...........................     430,000          AAA               460,569
  Unrefunded Balance, Series 1989D, 7%, 8/1/02 ................................   2,055,000          A               2,174,909
  Unrefunded Balance, Series 1989D, 7%, 8/1/02 (d) ............................   1,705,000          AAA             1,818,178
  Unrefunded Balance, Series 1989D, 7%, 8/1/02 (d) ............................     515,000          AAA               549,186
New York State Dormitory Authority:
  City University System, Consolidated Revenue:
   Series A, 5.75%, 7/1/06 ....................................................   4,000,000          BBB             4,159,480
   Series A, 5.75%, 7/1/06 (d) ................................................   5,000,000          AAA             5,332,650
   Series E, 5.75%, 7/1/06 ....................................................   5,255,000          BBB             5,464,517
   Series F, 5.375%, 7/1/07 ...................................................   2,000,000          BBB             1,993,120
  College and University Pooled Capital Program, 7.8%, 12/1/05 (d) ............   3,710,000          AAA             3,970,479

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder Managed Municipal Bonds

                                                                                  Principal         Credit           Market
                                                                                 Amount ($)       Rating (c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Montefiore Medical Center, 5.75%, 8/1/07 (d) ................................   5,015,000          AAA             5,313,944
New York State Medical Care Facilities, Finance Agency Revenue, Mount Sinai
  Hospital, Series 1983, 5.95%, 8/15/09 .......................................   3,950,000          AAA             4,096,150
Port Authority of New York & New Jersey Split Amount NC Series 1996, 7%,
  10/1/07 .....................................................................   2,000,000          NR              2,201,180
North Carolina
North Carolina Eastern Municipal Power Agency Series C, 7%, 1/1/07 ............   7,965,000          A               8,833,902
North Carolina Municipal Power Agency, 5.25%, 1/1/09 (d) ......................   8,500,000          AAA             8,609,905
North Carolina Municipal Power Agency #1, Catawba Electric Refunding Revenue:
  7.25%, 1/1/07 ...............................................................   6,500,000          A               7,443,020
  Series 1990, 5.5%, 1/1/13 (d) ...............................................   2,600,000          AAA             2,640,456
Ohio
Ohio Water Development Authority, Pollution Control Revenue, Ohio Edison
  Company Project, Series 1989A, 7.625%, 7/1/23 ...............................   4,890,000          BBB             5,146,040
Pennsylvania
Philadelphia, PA, Hospital and Higher Education Facilities Authority, Temple
  University Hospital, Series A, 6.5%, 11/15/08 ...............................   2,800,000          A               3,004,792
Rhode Island
Convention Center Authority Rhode Island Revenue, 5%, 5/15/20 (d) .............  19,685,000          AAA            17,864,531
Rhode Island Housing and Mortgage Finance Corp., Home Ownership Opportunity
  Bond, Series 2, 7.5%, 10/1/21 ...............................................     895,000          AA                931,328
Tennessee
Knox County, TN, Health, Education and Housing Facilities Board, Fort Sanders
  Alliance, 7.25%, 1/1/09 (d) .................................................   3,250,000          AAA             3,836,853
Texas
Austin, TX, Combined Utility Systems Revenue Refunding, Series 1993A,
  Zero Coupon, 5/15/03 (d) ....................................................   2,890,000          AAA             2,179,609
Dallas-Fort Worth, TX, International Airport Revenue:
  American Airlines Inc., 7.5%, 11/1/25 .......................................  14,250,000          BBB            15,352,380
  Series A, 7.8%, 11/1/07 (d) .................................................   2,390,000          AAA             2,836,452
  Series A, 7.375%, 11/1/09 (d) ...............................................   4,500,000          AAA             5,190,390
Harris County, TX:
  5.5%, 8/15/06 (d) (f) .......................................................   3,070,000          AAA             3,109,879
  Health Facilities Texas Medical Center Project, Series 1996, 6.25%,
  5/15/10 (d) .................................................................   3,000,000          AAA             3,257,460
  Toll and Sub Lien, Series A, Zero Coupon, 8/15/04 (d) .......................   4,050,000          AAA             2,856,587
Houston, TX, Water Conveyance System Contract, Certificate of Participation,
  Series J, 6.125%, 12/15/05 (d) ..............................................   2,500,000          AAA             2,718,950

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder Managed Municipal Bonds

                                                                                  Principal         Credit           Market
                                                                                 Amount ($)       Rating (c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Houston, TX, Water and Sewer System Authority, Series C, Zero Coupon:
  12/1/05 (d) .................................................................  15,000,000          AAA             9,848,550
  12/1/07 (d) .................................................................   3,400,000          AAA             1,999,608
Lower Colorado River Authority, TX, Revenue Refunding, Zero Coupon, 1/1/03 (d)    8,900,000          AAA             6,833,331
San Antonio, TX, Airport Systems Revenue Refunding, 7%, 7/1/02 (d) ............   1,695,000          AAA             1,880,535
San Antonio, TX, Electric and Gas, Revenue Refunding, Series A, Zero Coupon:
  2/1/05 (d) ..................................................................   7,000,000          AAA             4,791,430
  2/1/05 (d) ..................................................................   5,000,000          AAA             3,422,450
Utah
Intermountain Power Agency, UT, Power Supply Revenue, Series C, 5.25%, 7/1/14 .   4,000,000          AA              3,916,360
Salt Lake City, UT, Hospital Revenue, Intermountain Health Care, Series 1992,
  Inversed Inflow, 6.02%, 2/15/12*** ..........................................   1,500,000          AA              1,618,215
Utah Associated Municipal Power System, Hunter Project, Refunding Revenue,
  Zero Coupon, 7/1/03 (d) .....................................................   5,700,000          AAA             4,272,606
Virginia
Chesapeake, VA, Water and Sewer, Series 1995A, 5%, 12/1/25 ....................   5,000,000          AA              4,662,850
Virginia Beach, VA, Development Authority, Virginia Beach General
  Hospital Project, 5.125%, 2/15/18 (d) .......................................   3,000,000          AAA             2,826,780
Washington
Washington Health Care Facilities Authority:
  Empire Health Services-Spokane, 5.8%, 11/1/08 (d) ...........................   4,865,000          AAA             5,200,053
  Franciscan Health System - St. Joseph's/Tacoma, 5.4%, 1/1/07 (d) ............   2,000,000          AAA             2,067,560
  Franciscan Health System - St. Joseph's/Tacoma, 5.4%, 1/1/08 (d) ............   2,645,000          AAA             2,730,619
  Sisters of St. Joseph of Peace, 5.3%, 3/1/09 (d) ............................   4,315,000          AAA             4,378,474
Washington Public Power Supply System:
  Nuclear Project #1, Refunding Revenue:
   Series 1990B, 7.25%, 7/1/09 (d) ............................................  12,350,000          AAA            14,465,061
   Series 1993B, 5.5%, 7/1/06 (d) .............................................   4,915,000          AAA             5,098,624
   Series A, 7.15%, 7/1/02 (d) ................................................   2,550,000          AAA             2,712,588
   Series A, Zero Coupon, 7/1/07 (d) ..........................................   8,570,000          AAA             5,098,379
  Nuclear Project #2, Refunding Revenue:
   Series 1993B, 5.5%, 7/1/06 (d) .............................................   4,000,000          AAA             4,149,440
   Series A, 6%, 7/1/07 (d) ...................................................   7,000,000          AAA             7,522,900
   Series A, 7.25%, 7/1/06 ....................................................   7,000,000          AA              8,016,890
  Nuclear Project #3, Refunding Revenue:
   5.65%, 7/1/08 (d) ..........................................................   3,000,000          AAA             3,125,820
   Series A, Zero Coupon, 7/1/06 (d) ..........................................   1,380,000          AAA               872,353

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder Managed Municipal Bonds

                                                                                  Principal         Credit           Market
                                                                                 Amount ($)       Rating (c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
   Series B, 7.375%, 7/1/04 ...................................................     750,000          AA                816,638
   Series B, Prerefunded, 1/1/00, 7.25%, 7/1/15 (e) ...........................   5,000,000          AAA             5,440,100
   Series B, Zero Coupon, 7/1/02 (d) ..........................................  11,925,000          AAA             9,378,416
   Series B, Zero Coupon, 7/1/06 (d) ..........................................   5,555,000          AAA             3,511,538
   Series C, 5%, 7/1/06 (d) ...................................................  10,000,000          AAA            10,014,400
Wisconsin
Green Bay, WI, Industrial Development Revenue, Weyerhaeuser Company Project,
  Series A, 9%, 9/1/06 ........................................................   1,700,000          NR              1,711,101
Wisconsin Health and Educational Facilities Authority, Hospital Sisters
  Services Inc., Obligated Group, 5.375%, 6/1/13 (d) ..........................   1,500,000          AAA             1,473,975
Wyoming
Wyoming Community Development Authority, Single Family Mortgage, Series A,
  5.85%, 6/1/13 ...............................................................   3,000,000          AA              3,030,090
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $648,748,883)                                                          701,016,277
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $658,318,733) (a)                                                       710,620,087
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $658,318,733. At June 30, 1997, net unrealized appreciation for all securities based on tax cost was $52,301,354. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $52,499,523 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $198,169.

  (b) At June 30, 1997 this security, in part, has been pledged to cover initial margin requirements for open futures contracts.

      At June 30, 1997, open futures contracts sold short were as follows (Note A):

                                                  Aggregate
      Futures          Expiration     Contracts   Face Value($)  Market Value($)
      -------          ----------     ---------   -------------  ---------------
      20 Year U.S.
      Treasury Bonds   September 1997    100      11,099,300      11,106,250
                                                  ----------      ----------
      Treasury Bonds
      Total net unrealized depreciation on open futures
         contracts sold short ..................................      (6,950)
                                                                  ==========

  (c) All of the securities held have been determined by the Adviser to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated eligible securities.

  (d) Bond is insured by one of these companies: AMBAC, BIG, Capital Guaranty, FGIC, FSA or MBIA.

  (e) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

  (f) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

  (g) At June 30, 1997, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder Managed Municipal Bonds

    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

   ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

  *** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rates as of June 30, 1997.

    The accompanying notes are an integral part of the financial statements.


                      18 - Scudder Managed Municipal Bonds

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of June 30, 1997 (Unaudited)

Assets
--------------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $658,318,733) ..................       $ 710,620,087
                 Interest receivable ....................................................          11,434,934
                 Receivable for Fund shares sold ........................................             272,888
                 Daily variation margin on open futures contracts .......................              56,250
                 Other assets ...........................................................              23,679
                                                                                                ----------------
                 Total assets ...........................................................         722,407,838
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ......................................................           1,483,535
                 Due to custodian bank ..................................................              11,585
                 Payable for when-issued and forward delivery securities ................           5,070,000
                 Payable for investments purchased ......................................           1,085,000
                 Payable for Fund shares redeemed .......................................             616,576
                 Accrued management fee .................................................             306,436
                 Other payables and accrued expenses ....................................             127,205
                                                                                                ----------------
                 Total liabilities ......................................................           8,700,337
                ------------------------------------------------------------------------------------------------
                 Net assets, at market value                                                    $ 713,707,501
                ------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on:
                    Investments ..........................................................         52,301,354
                    Futures ..............................................................             (6,950)
                 Accumulated net realized loss ...........................................         (3,025,213)
                 Paid-in capital .........................................................        664,438,310
                ------------------------------------------------------------------------------------------------
                 Net assets, at market value                                                    $ 713,707,501
                ------------------------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($713,707,501 / 80,332,110 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of                               ----------------
                    shares authorized) ...................................................              $8.88
                                                                                                ----------------

    The accompanying notes are an integral part of the financial statements.


                      19 - Scudder Managed Municipal Bonds

                                         Statement of Operations
                                six months ended June 30, 1997 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...............................................................   $  21,016,780
                                                                                            -----------------
                 Expenses:
                 Management fee .........................................................       1,854,116
                 Services to shareholders ...............................................         238,254
                 Custodian and accounting fees ..........................................         101,265
                 Trustees' fees and expenses ............................................          26,519
                 Reports to shareholders ................................................          35,598
                 Auditing ...............................................................          24,945
                 Registration fees ......................................................          20,999
                 Legal ..................................................................           8,131
                 Other ..................................................................          11,879
                                                                                            -----------------
                                                                                                2,321,706
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                         18,695,074
                ---------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from:
                 Investments ............................................................       3,209,489
                 Futures ................................................................         206,275
                                                                                            -----------------
                                                                                                3,415,764
                                                                                            -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ............................................................         654,065
                 Futures ................................................................        (143,450)
                                                                                            -----------------
                                                                                                  510,615
                ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     3,926,379
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  22,621,453
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      20 - Scudder Managed Municipal Bonds

                                   Statements of Changes in Net Assets

                                                                                     Six Months
                                                                                        Ended
                                                                                      June 30,           Year Ended
                                                                                        1997            December 31,
Increase (Decrease) in Net Assets                                                    (Unaudited)            1996
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ........................................    $  18,695,074       $  38,878,965
                 Net realized gain from investment transactions ...............        3,415,764           2,984,085
                 Net unrealized appreciation (depreciation) on investment
                    transactions during the period ............................          510,615         (12,448,000)
                                                                                   ----------------    ----------------
                 Net increase in net assets resulting from operations .........       22,621,453          29,415,050
                                                                                   ----------------    ----------------
                 Distributions to shareholders from:
                 Net investment income ........................................      (18,695,074)        (38,878,965)
                                                                                   ----------------    ----------------
                 Net realized gains ...........................................         (411,652)                  --
                                                                                   ----------------    ----------------
                 Fund share transactions:
                 Proceeds from shares sold ....................................       32,034,230          59,805,253
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .............................        9,713,331          19,595,317
                 Cost of shares redeemed ......................................      (68,977,648)       (107,450,318)
                                                                                   ----------------    ----------------
                 Net decrease in net assets from Fund share transactions ......      (27,230,087)        (28,049,748)
                                                                                   ----------------    ----------------
                 Increase (decrease) in net assets ............................      (23,715,360)        (37,513,663)
                 Net assets at beginning of period ............................      737,422,861         774,936,524
                                                                                   ----------------    ----------------
                 Net assets at end of period ..................................    $ 713,707,501       $ 737,422,861
                                                                                   ----------------    ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ....................       83,437,562          86,659,129
                                                                                   ----------------    ----------------
                 Shares sold ..................................................        3,636,544           6,821,954
                 Shares issued to shareholders in reinvestment of
                    distributions .............................................        1,104,054           2,240,147
                 Shares redeemed ..............................................       (7,846,050)        (12,283,668)
                                                                                   ----------------    ----------------
                 Net decrease in Fund shares ..................................       (3,105,452)         (3,221,567)
                                                                                   ----------------    ----------------
                 Shares outstanding at end of period ..........................       80,332,110          83,437,562
                                                                                   ----------------    ----------------

    The accompanying notes are an integral part of the financial statements.


                      21 - Scudder Managed Municipal Bonds

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                            Six Months
                              Ended
                             June 30,                                       Years Ended December 31,
                               1997
                            (Unaudited)   1996      1995     1994     1993     1992     1991     1990     1989     1988     1987
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning    ------------------------------------------------------------------------------------------------------
   of period ...............   $8.84      $8.94    $8.07    $9.09    $8.72    $8.80    $8.45    $8.54    $8.60    $8.24    $8.93
                              ------------------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income ......     .23        .45      .48      .46      .47      .51      .53      .55      .59      .60      .61
Net realized and unrealized
   gain (loss) on investment
   transactions ............     .05       (.10)     .87    (1.00)     .66      .25      .47       --      .33      .38     (.58)
Total from investment         ------------------------------------------------------------------------------------------------------
   operations ..............     .28        .35     1.35     (.54)    1.13      .76     1.00      .55      .92      .98      .03
                              ------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income .    (.23)      (.45)    (.48)    (.46)    (.47)    (.51)    (.53)    (.55)    (.59)    (.60)    (.61)
From net realized gains on
   investment transactions .    (.01)        --       --       --     (.29)    (.33)    (.12)    (.09)    (.39)    (.02)    (.11)
In excess of net realized
   gains ...................      --         --       --     (.02)      --       --       --       --       --       --       --
                              ------------------------------------------------------------------------------------------------------
Total distributions ........    (.24)      (.45)    (.48)    (.48)    (.76)    (.84)    (.65)    (.64)    (.98)    (.62)    (.72)
                              ------------------------------------------------------------------------------------------------------

Net asset value, end of       ------------------------------------------------------------------------------------------------------
   period ..................   $8.88      $8.84    $8.94    $8.07    $9.09    $8.72    $8.80    $8.45    $8.54    $8.60    $8.24
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...........    3.13**     4.15    17.12    (6.04)   13.32     8.98    12.23     6.77    11.19    12.27      .34
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ............     714        737      775      709      910      830      796      719      691      635      592
Ratio of operating expenses      .65*       .63      .63      .63      .63      .63      .64      .61      .62      .61      .63
   to average net assets (%)
Ratio of net investment
   income to average net
   assets (%) ..............    5.22*      5.20     5.59     5.41     5.21     5.76     6.16     6.61     6.78     7.13     7.20
Portfolio turnover rate (%)     30.2*      12.2     17.8     33.7     52.8     59.6     32.4     72.1     89.8     75.5     73.5

*   Annualized
**  Not annualized


                      22 - Scudder Managed Municipal Bonds

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Managed Municipal Bonds (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended June 30, 1997, the Fund purchased interest rate futures to increase the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.


                      23 - Scudder Managed Municipal Bonds

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $985,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002, the expiration date, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of call or maturity.

                      B. Purchases and Sales of Securities

During the six months ended June 30, 1997, purchases and sales of municipal securities (excluding short-term investments) aggregated $105,888,857 and $130,171,269, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended June 30, 1997 was $22,129,850 and $22,429,550, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.55% on the first $200,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets and 0.475% on such net assets in excess of $700,000,000, computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses,


                      24 - Scudder Managed Municipal Bonds
exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended June 30, 1997, the fee pursuant to the Agreement amounted to $1,854,116, which was equivalent to an annual effective rate of .52% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. During the six months ended June 30, 1997, the amount charged to the Fund by SSC aggregated $165,939, of which $27,385 is unpaid at June 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $48,315, of which $8,029 is unpaid at June 30, 1997.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. During the six months ended June 30, 1997, Trustees' fees and expenses aggregated $26,519.


                      25 - Scudder Managed Municipal Bonds

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                                   left blank.







                      26 - Scudder Managed Municipal Bonds

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                      27 - Scudder Managed Municipal Bonds

                              Officers and Trustees

David S. Lee*
President and Trustee

Daniel Pierce*
Vice President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics; President,
Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and
Assistant Treasurer


*Scudder, Stevens & Clark, Inc.


                      28 - Scudder Managed Municipal Bonds

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                      29 - Scudder Managed Municipal Bonds

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      30 - Scudder Managed Municipal Bonds


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                      31 - Scudder Managed Municipal Bonds

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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